IMPORTANT NOTICE:

J.P. Morgan Securities Inc. (“JPMorgan”) and the Issuer make no warranties or representations of any kind with respect to the attached collateral information. In no event shall JPMorgan or the Issuer be liable for any use or reliance of such collateral information or for any inaccuracies or errors in such collateral information. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final offering memorandum relating to the securities.

Deal Name:	JPMAC 2005-WMC1

Detailed collateral info
	# of Loans	Balance	Avg. Balance	% of balance	WAC	WALA	WARM	FICO	CLTV	DTI	% of Full Doc	% of Primary Owner	% Single Family & PUD	% of IO loans	% Cashout
Aggregate	7,642	1,447,912,146.71	189,467.70	100.00	7.132	3.29	336.29	643	82.42	41.03	37.96	95.00	84.39	23.24	42.84
<$50k	1,148	38,476,065.96	33,515.74	2.66	10.149	3.30	190	643	97.32	40.13	48.11	94.73	83.91	-	22.14
50-75k	932	58,209,258.26	62,456.29	4.02	9.626	3.30	216	646	94.91	40.95	41.57	95.05	85.51	0.55	21.93
75-100k	716	62,605,078.56	87,437.26	4.32	8.746	3.34	259	646	89.80	40.96	43.80	94.68	85.97	4.15	28.69
100-200K	1,911	280,492,914.37	146,778.08	19.37	7.424	3.33	328	634	82.25	40.29	48.96	94.00	84.87	14.48	45.43
200-300K	1,389	345,071,464.59	248,431.58	23.83	6.751	3.27	355	639	80.02	41.45	39.92	95.02	84.07	23.99	43.55
300-400K	788	272,618,075.31	345,962.02	18.83	6.734	3.25	356	646	81.11	42.04	29.76	95.59	83.19	30.26	43.14
400-500K	451	201,802,186.60	447,454.96	13.94	6.633	3.31	356	647	81.52	41.51	30.85	95.87	83.69	29.67	47.00
500-1MM	304	184,989,382.90	608,517.71	12.78	6.586	3.28	356	654	80.72	39.59	31.72	94.72	86.32	36.69	47.18
$1MM+	3	3,647,720	1,215,907	0	6	3	357	682	72	40	66	100	70	-	100

FICO
<600	1,510	287,689,121.50	190,522.60	19.87	7.524	3.34	348	567	79.86	41.68	59.27	98.40	88.64	6.91	67.06
601-620	1,194	206,413,300.08	172,875.46	14.26	7.208	3.31	333	611	82.53	41.17	44.71	97.44	88.50	15.71	46.08
621-640	1,235	222,791,090.25	180,397.64	15.39	7.139	3.29	333	630	82.83	41.39	38.53	97.24	84.57	21.08	44.11
641-660	1,094	204,269,940.19	186,718.41	14.11	7.056	3.26	334	650	83.32	41.34	29.35	96.53	84.34	20.83	39.09
661 - 680	934	182,679,718.20	195,588.56	12.62	7.025	3.26	332	670	83.20	40.40	26.91	94.48	81.48	33.49	37.18
681-700	641	126,987,436.98	198,108.33	8.77	6.926	3.27	332	690	83.53	40.11	26.65	92.77	82.70	39.46	31.66
701-720	428	90,638,091.89	211,771.24	6.26	6.846	3.26	333	710	83.74	40.67	23.49	88.05	76.93	38.55	25.37
721+	606	126,443,447.62	208,652.55	8.73	6.789	3.25	336	748	82.63	40.25	29.09	84.85	79.07	38.38	18.20

LTV
<= 80.00	3,906	974,003,077.21	249,360.75	67.27	6.676	3.27	355	645	77.47	40.95	34.35	95.74	83.86	27.61	37.87
80.01-85	374	94,983,439.32	253,966.42	6.56	6.939	3.31	354	616	84.40	41.36	48.43	93.78	86.83	17.63	76.04
85.01-90	606	152,010,328.72	250,842.13	10.50	7.055	3.35	352	636	89.57	41.03	49.04	90.02	84.38	21.04	66.71
90.01-95	467	82,689,374.10	177,065.04	5.71	7.688	3.37	333	642	94.66	40.56	58.47	92.62	88.27	22.58	62.02
95.01-100	2,289	144,225,927.36	63,008.27	9.96	10.098	3.28	181	655	99.95	41.61	32.04	97.46	84.20	0.13	18.38

Cash Out	2,804	620,317,564.39	221,225.95	42.84	7.002	3.36	345	624	80.69	40.58	45.46	96.36	87.49	20.70	100.00
2-4 family	26	9,567,323.26	367,973.97	0.66	7.068	3.26	351	657	80.47	41.11	26.08	82.67	-	4.64	46.24
Investment	179	38,323,416.52	214,097.30	2.65	7.206	3.30	356	671	81.83	39.51	37.94	-	63.40	0.85	47.09
2nd Home	214	34,043,880.95	159,083.56	2.35	7.185	3.24	336	698	83.63	40.92	24.74	-	81.95	21.57	13.31

CA	2,931	742,111,865.14	253,194.09	51.25	6.974	3.28	337	648	81.89	40.96	32.51	95.99	84.62	30.86	42.25
NY	367	83,806,815.11	228,356.44	5.79	7.049	3.35	335	650	81.95	42.18	31.90	94.93	66.75	12.33	47.47
MA	171	36,852,958.07	215,514.37	2.55	6.977	3.34	341	644	83.25	42.50	33.33	96.90	61.18	11.59	49.47
GA	106	12,451,297.66	117,465.07	0.86	7.530	3.42	332	636	85.07	39.96	59.18	88.62	100.00	18.98	38.77

Limited Doc	1,004	232,833,031.21	231,905.41	16.08	6.880	3.25	340	638	83.19	38.98	-	92.96	84.64	33.98	49.86

IO	1,106	336,564,414.10	304,307.79	23.24	6.343	3.28	357	670	81.35	39.00	43.38	97.72	85.62	100.00	38.15
2nd lien	2,481	153,432,565.55	61,843.03	10.60	10.173	3.27	177	655	99.45	41.68	30.90	97.51	84.12	-	19.49
Loans w/ silent 2nds	2,711	682,371,533.84	251,704.73	47.13	6.587	3.25	357	660	79.75	41.60	32.48	97.24	83.38	33.65	19.53